UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2025

EDISON INTERNATIONAL

(Exact name of registrant as specified in its charter)

California	001-9936	95-4137452
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2244 Walnut Grove Avenue

(P.O. Box 976)

Rosemead, California 91770

(Address of principal executive offices, including zip code)

(626) 302-2222

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ☐ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ☐ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ☐ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ☐ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EIX	NYSE	LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item  5.07Submission of Matters to a Vote of Security Holders.

At Edison International's ("EIX") Annual Meeting of Shareholders held on April 24, 2025, five matters were submitted to a vote of the shareholders: (1) the election of eleven directors; (2) ratification of the independent registered public accounting firm; (3) an advisory vote to approve executive compensation, (4) approval of an amendment and restatement of the EIX 2007 Performance Incentive Plan and (5) a shareholder proposal regarding shareholder approval of certain severance pay arrangements.

Shareholders elected eleven nominees to the Board of Directors. Each of the eleven Director nominees received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum. The final vote results were as follows:

Name	For	Against	Abstentions	Broker Non-Votes
Jeanne Beliveau-Dunn	298,353,717	1,368,780	895,223	27,197,075
Michael C. Camuñez	298,321,727	1,303,756	992,237	27,197,075
Jennifer M. Granholm	297,821,360	2,047,930	748,430	27,197,075
James T. Morris	295,830,307	3,752,705	1,034,708	27,197,075
Timothy T. O’Toole	297,425,325	2,138,953	1,053,442	27,197,075
Pedro J. Pizarro	299,007,398	1,248,691	361,631	27,197,075
Marcy L. Reed	298,707,665	1,170,381	739,674	27,197,075
Carey A. Smith	296,985,944	2,776,890	854,886	27,197,075
Linda G. Stuntz	288,832,208	11,094,028	691,484	27,197,075
Peter J. Taylor	280,545,896	19,337,522	734,302	27,197,075
Keith Trent	298,767,549	1,053,105	797,066	27,197,075

The proposal to ratify the appointment of the independent registered public accounting firm, PricewaterhouseCoopers LLP, received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, and was therefore adopted. The final vote results were as follows:

For	Against	Abstentions	Broker Non-Votes
299,666,613	27,696,993	451,189	N/A

The advisory vote to approve executive compensation received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, and was therefore adopted. The final vote results were as follows:

For	Against	Abstentions	Broker Non-Votes
275,015,698	24,192,241	1,409,781	27,197,075

The proposal to approve an amendment and restatement of the EIX 2007 Performance Incentive Plan received the affirmative vote of at least a majority of the votes cast (including abstentions having the effect of votes cast against) and the affirmative vote of at least a majority of the votes required to constitute a quorum, and was therefore adopted. The final vote results were as follows:

For	Against	Abstentions	Broker Non-Votes
277,717,862	22,158,698	741,160	27,197,075

The shareholder proposal regarding shareholder approval of certain severance pay arrangements did not receive the affirmative vote of at least a majority of the votes cast and did not receive the affirmative vote of at least a majority of the votes required to constitute a quorum, and was therefore not adopted. The final vote results were as follows:

For	Against	Abstentions	Broker Non-Votes
24,353,726	275,056,371	1,207,623	27,197,075

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)

/s/ Kara G. Ryan
Kara G. Ryan
Vice President, Chief Accounting Officer and Controller

Date: April 25, 2025